                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: March 9, 2007
                        ---------------------------------
                        (Date of earliest event reported)

                        AMERICAN TECHNICAL CERAMICS CORP.
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             (Exact Name of Registrant as Specified in its Charter)

          DELAWARE                      1-9125                   11-2113382
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(State or Other Jurisdiction         (Commission               (IRS Employer
     of Incorporation)               File Number)            Identification No.)

                  ONE NORDEN LANE, HUNTINGTON STATION, NY 11746
                  ---------------------------------------------
                    (Address of Principal Executive Offices)

                                 (631) 622-4700
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2 (b) under the
       Exchange Act (17 CFR 240.14d-2 (b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4 (c) under the
       Exchange Act (17 CFR 240.13e-4 (c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On March 9, 2007, American Technical Ceramics Corp. (the "Company") was
notified that, effective February 16, 2007, General Electric Capital Corporation
("GE Capital") approved the renewal of the Company's existing $6,000,000 line of credit. The line of credit will expire on August 16, 2007, subject to renewal for an additional six months upon a satisfactory review by GE Capital of the
Company's updated financial information.

ITEM 2.03    CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
             OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         See Item 1.01 "Entry into a Material Definitive Agreement" above.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AMERICAN TECHNICAL CERAMICS CORP.
                                          ---------------------------------
                                                     (Registrant)

                                                      /S/ ANDREW R. PERZ
                                                      ------------------
Date:  March 14, 2007                                     Andrew R. Perz
                                                    Vice President - Finance
                                                 (Principal Financial Officer)